UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2026

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, Suite 21-2105 Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 18, 2026 (the “Closing Date”), Core Scientific, Inc. (the “Company”) entered into Amendment No. 1 to Delayed-Draw Bridge Credit Agreement (the “Incremental Amendment”), by and among the Company, as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (in such capacity, the “Agent”), and JPMorgan Chase Bank, N.A. (“JPM”), as amendment no. 1 term lender, which amends the Company’s existing credit agreement (the “Initial Credit Agreement”) with the lenders party thereto from time to time and the Agent to increase the term loan commitments thereunder by $500.0 million, to $1.0 billion total, pursuant to the accordion feature of the Initial Credit Agreement. The Company borrowed the full $500.0 incremental commitment on the Closing Date.
The foregoing summary description of the Incremental Amendment is qualified in its entirety by reference to the copy of the Incremental Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
On March 23, 2026, the Company issued a press release announcing that it entered into the Incremental Amendment. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statement and Exhibits
(d) Exhibits:

Exhibit No.	Description

10.1
Amendment No. 1 to Credit Agreement, dated as of March 18, 2026, among Core Scientific, Inc., as borrower, JPMorgan Chase Bank, N.A., as amendment no. 1 term lender, and Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent.

99.1	Press Release dated March 23, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: March 23, 2026

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer